UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2021

Fitbit, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37444	20-8920744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street, 14th Floor San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	FIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 14, 2021 pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated November 1, 2019 (the “Merger Agreement”), by and among Fitbit, Inc., a Delaware corporation (the “Company”), Google LLC, a Delaware limited liability company (“Parent”), and Magnoliophyta Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”). At the effective time of the Merger (the “Effective Time”), the Company became a wholly owned subsidiary of Parent (the “Surviving Corporation”).

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each outstanding share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and Class B common stock, par value $0.0001 per share (“Class B Common Stock,” and each share of Class A Common Stock and Class B Common Stock, a “Share”) was automatically canceled, and each Share (other than shares held by Parent, Merger Sub, the Company (including treasury shares) or any of their respective wholly owned subsidiaries (such Shares, “Excluded Shares”)) was automatically converted into the right to receive $7.35 in cash, without interest (the “Merger Consideration”). All Shares underlying vested stock options and vested stock-based awards were converted into the right to receive the Merger Consideration (or, in the case of stock options, the difference between the Merger Consideration and the applicable per share exercise price), less any applicable tax withholdings. Unvested stock options and stock-based awards were generally converted into cash-based awards with an equivalent value based on the Merger Consideration, with such unvested stock options and share-based awards continuing to vest on their existing vesting schedules.

The aggregate consideration paid by Parent in the Merger to the Company’s stockholders was approximately $2.1 billion. The source of the funds for the consideration paid by Parent in the Merger was Parent’s existing cash and cash equivalents on hand.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 1, 2019, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 above is incorporated herein by reference.

In connection with the closing of the Merger, on January 14, 2021 the Company (i) notified The New York Stock Exchange (the “NYSE”) that the Merger had been consummated and (ii) requested that the NYSE (x) suspend trading of the shares of Class A Common Stock prior to market open on January 14, 2021 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC requesting the deregistration of its Class A Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 and Item 3.01 above and Item 5.01 and Item 5.03 below is incorporated herein by reference.

Item 5.01.	Changes in Control of Company.

The information set forth in Item 2.01 and Item 3.01 above and Item 5.02 below is incorporated herein by reference.

As a result of the consummation of the Merger, a change in control of the Company occurred. Following the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 above is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, each of James Park, Eric N. Friedman, Laura Alber, Matthew Bromberg, Glenda Flanagan, Bradley M. Fluegel and Steven Murray resigned from the Company’s board of directors and each committee thereof. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Also as of the Effective Time and pursuant to the terms of the Merger Agreement, (i) the sole director of Merger Sub immediately prior to the Effective Time, Kenneth Yi, became the sole director of the Company and (ii) the following individuals, who were officers of Merger Sub immediately prior to the Effective Time, were appointed to the offices of the Company set forth opposite their names below:

Kenneth Yi – Chief Executive Officer, President and Secretary

Robert Andreatta – Chief Financial Officer and Treasurer

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 above is incorporated herein by reference.

At the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Company’s amended and restated certificate of incorporation and the Company’s amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

2.1	Agreement and Plan of Merger, dated as of November 1, 2019, by and among Fitbit, Inc., Google LLC and Magnoliophyta Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Fitbit, Inc. with the SEC on November 1, 2019)*

3.1	Amended and Restated Certificate of Incorporation of Fitbit, Inc.

3.2	Amended and Restated Bylaws of Fitbit, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date: January 14, 2021	By:	/s/ Kenneth Yi
	Name:	Kenneth Yi
	Title:	Chief Executive Officer, President and Secretary